                                                                    EXHIBIT 3.21

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

         IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:


                          TELEVISION ENTERPRISES, INC.
                               FILE NO. 216315-00

ARTICLES OF INCORPORATION                                       AUGUST 18, 1965
ARTICLES OF AMENDMENT                                         DECEMBER 14, 1967
ARTICLES OF AMENDMENT                                             JULY 11, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      DECEMBER 21, 1988
ARTICLES OF AMENDMENT                                             JUNE 10, 1993
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      NOVEMBER 05, 1993
CHANGE OF REGISTERED OFFICE AND/OR AGENT                        AUGUST 12, 1994
ASSUMED NAME CERTIFICATE                                      FEBRUARY 13, 1995
ARTICLES OF AMENDMENT                                             JUNE 29, 1995


                                           IN TESTIMONY WHEREOF, I have hereunto
                                           signed my name officially and caused
                                           to be impressed hereon the Seal of
                                           State at my office in the City of
                                           Austin, on July 21, 1998.

         [STATE OF TEXAS SEAL]

                                             /s/ ALBERTO R. GONZALES
                                           -------------------------------------
                                                 Alberto R. Gonzales
                                                 Secretary of State

                           ARTICLES OF INCORPORATION

     We, the undersigned natural persons, of the age of twenty one (21) years or more, at least two (2) of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such Corporation:

                                  ARTICLE ONE:

     The name of the Corporation is TELEVISION ENTERPRISES, INC.

                                  ARTICLE TWO:

     The period of its duration is perpetual.

                                 ARTICLE THREE:

     The purpose or purposes for which the Corporation is organized are:

     To conduct, engage in, and carry on the general business of producing, receiving, transmitting and marketing television, radio and other electrical signals.

                                 ARTICLE FOUR:

     The aggregate number of shares which the Corporation shall have authority to issue is eight hundred (800) of the par value of One and 25/100 ($1.25) Dollars each.

                                 ARTICLE FIVE:

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand and no/100 ($1,000.00) Dollars consisting of money, labor done or property actually received which sum is at least equal to ten per cent (10%) of the total capitalization of said corporation and not less than $1,000.00.

                                  ARTICLE SIX:

     The post office address of its initial registered office is The Commercial National Bank Building, Brady, Texas, and the name of its initial registered agent at such address is Sam McCollum III.

                                 ARTICLE SEVEN:

     The number of directors constituting the initial board of directors is three (3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

     Ross D. Huffman, Old Calf Creek Road, Brady, Texas.
     Robert D. Hays, 702 West 12th Street, Brady, Texas.
     J.D. Barley, 2006 South China Street, Brady, Texas.

                                 ARTICLE EIGHT:

     The names and addresses of the incorporators are:

     Ross D. Huffman, Old Calf Creek Road, Brady, Texas.
     Robert D. Hays, 702 West 12th Street, Brady, Texas.
     J.D. Barley, 2006 South China Street, Brady, Texas.

     IN WITNESS WHEREOF, we have hereunto set our hands, this the 12th day of August, A.D. 1965.

                                     /s/ ROSS D. HUFFMAN
                                     ------------------------------

                                     /s/ ROBERT D. HAYS
                                     ------------------------------

                                     /s/ J.D. BARLEY
                                     ------------------------------

THE STATE OF TEXAS    )
                      )
COUNTY OF MCCULLOCH   )

     I, Sam McCollum III, a Notary Public do hereby certify that on this 12th day of August, 1965, personally appeared before me, Ross D. Huffman, Robert D. Hays and J.D. Barley, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

                                     /s/ SAM McCOLLUM III
                                     ---------------------------------------
                                     (Sam McCollum III)
                                     Notary Public, McCulloch County, Texas.

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                         TELEVISION ENTERPRISES, INC.


     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which increases the number of authorized shares of the corporation.

     ARTICLE ONE. The name of the corporation is "Television Enterprises, Inc."

     ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on November 7, 1967:

     Article Four of the Articles of Incorporation is hereby amended so as to read as follows:

     "The aggregate number of shares which the corporation shall have authority to issue is One Hundred Thousand (100,000) of the par value of One and 25/100 Dollars ($1.25) each."

     ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was Eight Hundred (800); and the number of shares entitled to vote thereon was Eight Hundred (800).

     ARTICLE FOUR. The number of shares voted for such amendment was Eight Hundred (800); and the number of shares voted against such amendment was zero
(0).

     ARTICLE FIVE. The manner in which such amendment effects a change in stated capital, and the amount of stated capital as changed by such amendment are as follows:

     The amendment increases the stated capital from One Thousand and No/100 ($1,000.00) Dollars to One Hundred Twenty Five Thousand and No/100 ($125,000.00) Dollars.

Dated November 30, 1967.

                                        TELEVISION ENTERPRISES, INC.


                                        By      /s/ JAMES B. FRANCKS
                                           ----------------------------------
                                                       President
          /s/ J.D. BARLEY
---------------------------------
           Secretary

THE STATE OF TEXAS       )
                         )
COUNTY OF TOM GREEN      )


     I, Cary Baldridge, a Notary Public, do hereby certify that on this 5th day of December, 1967, personally appeared before me James H. Francks, who declared he is president of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                        /s/ CARY BALDRIDGE
                                        -----------------------------------
                                        Notary Public, Tom Green County,
                                                       Texas.

                          ARTICLES OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                          TELEVISION ENTERPRISES, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is TELEVISION ENTERPRISES, INC.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on February 23, 1988.

     ARTICLE NINE of the Articles of Incorporation is hereby added to read in full as follows:

          "A director of the corporation is not liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for the following:

     1. A breach of director's duty or loyalty to the corporation or its shareholders;

     2. An act or omission not in good faith or that involves intentional misconduct or knowing violation of the law;

     3. A transaction of which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office;

     4. An act or omission for which the liability of a director is expressly provided for by statute; or

     5. An act related to an unlawful stock repurchase or payment of a dividend."

                                 ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was 62,960; and the number of shares entitles to vote thereon was 62,960.

                                  ARTICLE FOUR

     The number of shares voted for such amendment was 53,240; and the number of shares voted against such amendment was 0; and the number of shares not voting was 9,720.

                                  ARTICLE FIVE

     This amendment does not provide for an exchange reclassification or cancellation of issued shares nor does it affect a change in the amount of stated capital.

DATED:    July 6, 1988.

                                              TELEVISION ENTERPRISES, INC.

                                              BY: /s/ JAMES H. FRANCKS
                                                 -------------------------------
                                                  James H. Francks, President

                                              BY: /s/ JAMES BARRY FRANCKS
                                                 -------------------------------
                                                  James Barry Francks, Secretary

THE STATE OF TEXAS  :

COUNTY OF TOM GREEN :

     Before me, a notary public, on this day personally appeared JAMES H. FRANCKS, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

     Given under my hand and seal of office this 6 day of July, 1988.

                                                  /s/ SUZANN SWANSON
                                                  ------------------------------
                                                  Notary Public, State of Texas

                                                  Suzann Swanson
                                                  ------------------------------
                                                  Printed Name of Notary

                                                  My commission expires: 5-2-92

     Before me, a notary public, on this day personally appeared JAMES BARRY FRANCKS, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

     Given under my hand and seal of office this 6 day of July, 1988.

                                                  /s/ SUZANN SWANSON
                                                  ------------------------------
                                                  Notary Public, State of Texas

                                                  Suzann Swanson
                                                  ------------------------------
                                                  Printed Name of Notary

                                                  My commission expires: 5-2-92

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


                                   ARTICLE ONE

         The name of the corporation is Television Enterprises, Inc.


                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by unanimous written consent of the shareholders of the corporation on June 12, 1995, in accordance with Article 9.10 of the Texas Business Corporation Act. Any written notice required by such article has been given. There were 63,760 shares of common stock outstanding and entitled to vote.

         Section Two of Article Ten of the original Articles of Incorporation is hereby amended and the full text of the provision altered is as follows:

         10.02    Issuance of Preferred Shares.

         The preferred shares authorized by these Articles of Incorporation shall be authorized and issued in one series. The series shall be designated "Television Enterprises, Inc. 8% Cumulative Preferred Stock, Series A (the "Preferred Stock"), shall consist of 12,670 shares, shall be entitled to receive dividends at the rate of $8.00 per share per annum in accordance with the provisions of Paragraph 10.03 and shall be redeemable as provided in Paragraph 10.04, subject to the provisions of Paragraph 10.05.

         DATED: June 12, 1995.

                                        TELEVISION ENTERPRISES, INC.


                                        By:     /s/ J. MERRITT BELISLE
                                            -------------------------------
                                              J. Merritt Belisle
                                              President

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is Television Enterprises, Inc.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on June 14, 1993.

     Article Four of the original Articles of Incorporation is hereby amended and the full text of the provision altered is as follows:

                                 "ARTICLE FOUR

          The corporation shall have authority to issue two classes of shares, to be designated respectively, "preferred" and "common." The total number of shares which the corporation is authorized to issue is 112,000 shares. The number of preferred shares authorized is 12,000 shares and the par value of each such share is $0.01. The number of common shares authorized is 100,000 shares, and the par value of each such share is $1.25."

     A new Article Ten is hereby adopted and the full text of the new provision is as follows:

                                  "ARTICLE TEN

     10.01 The preferences, privileges, restrictions, and rights granted to or imposed on the preferred shares are as follows:

     10.02    Issuance of Preferred Shares.

     The preferred shares authorized by these Articles of Incorporation shall be authorized and issued in one series. The series shall be designated "Television Enterprises, Inc. 8% Cumulative Preferred Stock, Series A (the "Preferred Stock"), shall consist of 12,000 shares, shall be entitled to receive dividends at the rate of $8.00 per share per annum in accordance with the provisions of Paragraph 10.03 and shall be redeemable as provided in Paragraph 10.04, subject to the provisions of Paragraph 10.05.

     10.03.    Dividends.

          (a) Except as provided herein, the holders of Preferred Stock shall not be entitled to receive any dividends or other payments in respect of the Preferred Stock.

          (b) The holders of the Preferred Stock in preference to the holders of the common shares, shall be entitled to receive dividends at the rate of $8.00 per share per annum payable annually on the last day of June, provided, however, that if, under the terms of the Company's Senior Indebtedness (as defined in Exhibit F to the that certain Television Enterprises, Inc. Stock Purchase Agreement dated December 10, 1992 with the exception that for purposes of this paragraph, Senior Indebtedness shall not include any indebtedness of the corporation to any shareholder or affiliate of the corporation) the corporation is prohibited from paying cash dividends on the Preferred Stock, the corporation may pay any dividends accruing on the Preferred Stock by issuing to the holder of Preferred Stock additional preferred shares on the same terms and conditions as the Preferred Stock. In the event a dividend is not paid in cash when due, the corporation must issue preferred shares in respect thereof in the amount of such dividend on and as of the date when due.

          (c) In no event, so long as any Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any of the common shares, nor shall any common shares be purchased, or otherwise acquired for value by the corporation, unless and until all dividends on the Preferred Stock for all past annual dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart. The foregoing provisions of this subparagraph, however, shall not prohibit a dividend on common shares in exchange for, or through application of the proceeds of the sale of, common shares.

     10.04.    Optional and Mandatory Redemption.

          (a) The Preferred Stock may be redeemed, in whole or in part, at the option of the corporation, by the vote of its Board of Directors, at any time or from time to time, at the applicable redemption price in accordance with the provisions of subparagraph (b) or in accordance with the provisions of subparagraph (c).

          (b) The Company may redeem the Preferred Stock upon 60 days prior written notice, at $100 per share, plus accrued and unpaid dividends.

          (c) On June 30, 2001, the Company shall redeem 100% of the outstanding Preferred Stock at a redemption price of $100 per share, plus accrued and unpaid dividends.

          (d) No redemption or purchase of any Preferred Stock shall be made unless full cumulative dividends on all shares of Preferred Stock then outstanding which are not to be redeemed or purchased, to the end of the then current dividend period, shall have been paid or declared and set apart for payment.

          (e)  All Preferred Stock acquired or redeemed pursuant to Paragraph
10.03 shall be retired and cancelled and none of such shares shall thereafter be reissued.

     10.05.    Liquidation provisions.

          (a) In the event of any voluntary dissolution, liquidation, or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the common shares, the holders of the Preferred Stock shall be entitled to be paid $100 per share, together with accrued and unpaid dividends.

          (b) In the event of any involuntary dissolution, liquidation, or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the common shares, the holders of the Preferred Stock shall be entitled to be paid $100 per share, together with accrued and unpaid dividends.

          (c) If, on any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation, the assets of the corporation are insufficient to permit full payment to the preferred shareholders as herein provided, then the holders of any series of the Preferred Stock shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled.

          (d) Neither the consolidation or merger of the corporation, nor the lease or conveyance of all or substantially all of its assets, shall be deemed a liquidation, dissolution, or winding up of the affairs of the corporation within the meaning of this Paragraph 10.05.

     10.06.    Voting Rights.

          (a) Except as otherwise provided in this Paragraph or by law, or by the Board of Directors pursuant to the provisions of this Article, the holders of the common shares shall have exclusive right to notice of shareholders' meetings, and to vote thereat, and the holders of the Preferred Stock shall not have such rights and powers.

          (b) While any Preferred Stock is outstanding, the corporation, without first obtaining the consent, either express in writing or by affirmative vote at a meeting called for that purpose, of the holders of at least two-thirds of the total number of shares of Preferred Stock then outstanding, shall not:

          (1) Change, amend, or repeal any of the provisions applicable to the Preferred Stock which would adversely affect the preferences, voting power, or other rights of the Preferred Stock;

          (2) Increase the presently authorized number of shares of Preferred Stock, or authorize any stock (or any security convertible into such stock) ranking on a parity with the Preferred Stock; provided, however, that the foregoing shall not be deemed or construed to limit the right of the corporation to authorize a new series of preferred stock for the purpose of redeeming or retiring all of the outstanding shares of Preferred
               Stock;

          (3) Authorize any shares (or any security convertible into such shares) ranking prior to the Preferred Stock; provided, however, that the foregoing shall not be deemed or construed to limit the right of the corporation to authorize any shares of any class having preference or priority over the Preferred Stock, for the purpose of redeeming or retiring all of the shares of Preferred Stock at the time outstanding; or

          (4) Issue any additional shares of Preferred Stock or any other series of preferred shares, in excess of the maximum number of shares of Preferred Stock initially authorized to be issued or issue any shares (or any security convertible into such shares) on a parity with or ranking prior to the Preferred Stock.


                                 ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was, and the number of shares entitled to vote thereon was 63,760.

                                  ARTICLE FOUR

     The number of shares voted for such amendment was 63,760; and the number of shares voted against such amendment was -0-.

     The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

     DATED:  June 12, 1993.


                                             TELEVISION ENTERPRISES, INC.


                                             By:  /s/ J. H. FRANCIS
                                                  ----------------------------
                                                  Its Authorized Officer

[SEAL]

                            ASSUMED NAME CERTIFICATE


1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is
                                                      -------------------------
                          Television Enterprises, Inc.                        .
    ---------------------------------------------------------------------------

2.  The assumed name under which the business or professional service is or is
    to be conducted or rendered is                 Classic Cable              .
                                  ---------------------------------------------

3.  The state, country, or other jurisdiction under the laws of which it was
    incorporated, organized or associated is     Texas       , and the address
                                            -----------------
    of its registered or similar office in that jurisdiction is 811 Dallas
                                                               ----------------
    Avenue, Houston, Texas 77002.
    -----------------------------

4.  The period, not to exceed 10 years, during which the assumed name will be
    used is   10 years     .
           ----------------

5.  The entity is a business corporation,
                                                                               .
    ----------------------------------------------------------------------------

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 811 Dallas Avenue, Houston, Texas 77002
                                       -----------------------------------------
    and the name of its registered agent at such address is  C T CORPORATION
                                                           ---------------------
    SYSTEM    . The address of the principal office (if not the same as the
    ----------
    registered office) is 515 Congress Avenue, Suite 2626, Austin, Texas 78701.
                         -------------------------------------------------------

7.  If the entity is not required to or does not maintain a registered office
    in Texas, the office address in Texas is                         and if the
                                            -------------------------
    entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is
                                                    ----------------------------
    and the office address elsewhere is                                        .
                                       -----------------------------------------

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"):
          All                                                                  .
    ----------------------------------------------------------------------------

                                /s/ J. MERRITT BELISLE
                                ------------------------------------------------
                                Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

Before me on this 9th day of February, 1995, personally appeared J. Merritt Belisle and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

[NOTARY SEAL]                                      /s/ TAMMY MARTIN
                                                   -----------------------------
                                                   Notary Public, State of Texas

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                  AND REGISTERED AGENT BY A TEXAS CORPORATION


     1.   The name of the corporation is TELEVISION ENTERPRISES, INC.

     2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is Commercial National Bank Building, Brady, Texas 76825.

     3. The address, including street and number, to which its registered office is to be changed is 2719 Live Oak, San Angelo, Texas 76901.

     4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is Sam McCollom.

     5.   The name of its new registered agent is James H. Francks.

     6. The address of its registered office and the address of the business office of its registered agent, will be identical.

     7.   Such change was authorized by its Board of Directors.


                                            /s/ JAMES H. FRANCKS
                                            ------------------------------
                                            JAMES H. FRANCKS




          SUBSCRIBED AND SWORN to this 15th day of December, 1988.



                                            /s/ JAN M. GALLAGHER
                                            ------------------------------
                                            Notary Public, State of Texas


                                            JAN M. GALLAGHER
                                            ------------------------------
                                            Printed Name of Notary


                                            My Commission expires 12-06-89
                                                                 ---------

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
              OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

1.   The name of the corporation is
                                   -------------------------------------------
                  TELEVISION ENTERPRISES, INC.
     -------------------------------------------------------------------------
     The corporation's charter number is           00216315         .
                                        ----------------------------

2.   The address of the CURRENT registered office as shown in the records of the Texas Secretary of State is:
     STREET ADDRESS    2719 Live Oak
                   -----------------------------------------------------------
     CITY      San Angelo    , TEXAS ZIP    76901          .
         --------------------           -------------------
     (It is recommended that you verify #2 by calling 512-463-5555 before filing this form.)

3.   A. The address of the NEW registered office is:
     STREET ADDRESS      400 West 15th. Street, Ste. 1610
                  --------------------------------------------------------------
     CITY     Austin, Texas           ZIP     78701       .
         -------------------------         ---------------
OR
     B.    The registered office address will not change.
        --

4. The name of the CURRENT registered agent as shown in the records of the Texas Secretary of State is
                                ------------------------------------------------
                           James H. Francks                                    .
     ---------------------------------------------------------------------------
     (It is recommended that you verify #4 by calling 512-463-5555 before filing this form.)

5.   A. The name of the NEW registered agent is
                                               ---------------------------------
                         J. Merritt Belisle
     ---------------------------------------------------------------------------
OR
     B.    The registered agent will not change.
        --

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by: (check one)
     A.      The Board of Directors.
       ------
     B.  XX  An officer of the corporation so authorized by the Board of
       ------
             Directors.


                                     /s/ BRYAN NOTEBOOM
                                     ---------------------------
                                     An Authorized Officer

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
              OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

1.   The name of the corporation is           Television Enterprises, Inc.
                                   -------------------------------------------

     -------------------------------------------------------------------------
     The corporation's charter number is           151622           .
                                        ----------------------------

2.   The address of the CURRENT registered office as shown in the records of the Texas Secretary of State is:
     STREET ADDRESS    400 West 15th Street, Suite 1610
                   -----------------------------------------------------------
     CITY      Austin        , TEXAS ZIP    78701         .
         --------------------           ------------------
     (It is recommended that you verify #2 by calling 512-463-5555 before filing this form.)

3.   A. The address of the NEW registered office is:
     STREET ADDRESS      c/o C T CORPORATION SYSTEM, 811 Dallas Avenue
                  --------------------------------------------------------------
     CITY     Houston             , TEXAS ZIP    77002       .
         -------------------------           ----------------
OR
     B.       The registered office address will not change.
       ------

4. The name of the CURRENT registered agent as shown in the records of the Texas Secretary of State is
                                ------------------------------------------------
                           J. Merritt Belisle                                  .
     ---------------------------------------------------------------------------
     (It is recommended that you verify #4 by calling 512-463-5555 before filing this form.)

5.   A. The name of the NEW registered agent is
                                               ---------------------------------
                       C T CORPORATION SYSTEM
     --------------------------------------------------------------------------.
OR
     B.      The registered agent will not change.
       ------

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by: (check one)
     A.  XX  The Board of Directors.
       ------
     B.      An officer of the corporation so authorized by the Board of
       ------
             Directors.


                                     /s/  J. MERRITT BELISLE
                                     ---------------------------
                                     An Authorized Officer